UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):           January 24, 2008
Roberts Realty Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)
(770) 394-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
Roberts Realty Investors, Inc. issued a press release on January 24, 2008 announcing that it has listed its 403-unit Addison Place apartment community for sale. Addison Place is located in the City of Johns Creek, Georgia. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01  Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Exhibit

99.1	Press Release issued by Roberts Realty Investors, Inc. on January 24, 2008
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: January 25, 2008	By:	/s/ Charles R. Elliott

Charles R. Elliott Chief Financial Officer